Exhibit 10.5

FIRST AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT, AND ASSIGNMENT OF RENTAL

THIS FIRST AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT, FINANCING STATEMENT, AND ASSIGNMENT OF RENTAL (this “Amendment”) is entered into as of this        day of                           , 2008, by and between Credit Union Liquidity Services, LLC, a Texas limited liability company (formerly known as Texans Commercial Capital, LLC, a Texas limited liability company) (“Lender”), and Behringer Harvard Mountain Village, LLC (“Borrower”), a Colorado limited liability company.

Recitals

A.            Borrower and Lender have executed that certain Construction Loan Agreement dated as of September 29, 2006 (“Loan Agreement”) with respect to a loan in the original principal amount of Thirty-one Million Six Hundred Fifty Thousand and No/100 Dollars ($31,650,000) (the “Loan”).  The Loan is evidenced by a Note (“Note”) from Borrower to Lender, dated as of September 29, 2006 in the amount of the Loan.  The Note and Loan are secured by a Deed of Trust, Security Agreement, Financing Statement, and Assignment of Rental dated as of September 29, 2006 recorded as Instrument No. 387559, in the real property records in San Miguel County, Colorado (the “Deed of Trust”) encumbering, inter alia, the real property of which is more particularly described on Exhibit A attached hereto and incorporated herein by this reference.  Simultaneously with the execution hereof, Borrower and Lender entered into a First Modification Agreement (“Modification Agreement”) to modify certain terms and conditions of the Loan.  (The Note, the Loan Agreement, the Deed of Trust, the Modification Agreement, and all other documents that evidence and secure the Loan, as modified from time to time, collectively are referred to as the “Loan Documents”.)

B.            Borrower and Lender now propose to modify certain of the terms and provisions of the Deed of Trust.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

Agreements

1.             Defined Terms.  All capitalized terms in this Amendment which are not otherwise defined herein shall have the meaning ascribed to such terms in the Deed of Trust.

2.             Amendment of Certain Definitions and Provisions.

(a)           The references to October 1, 2009 and October 1, 2010 appearing in the definition of “Note” in Section 1.1 of the Deed of Trust are hereby amended to be October 1, 2011 and October 1, 2012, respectively.

(b)           The reference to ninety percent (90%) appearing in the definition of “Release Price” in Section 6.1 of the Deed of Trust is hereby amended to be one hundred percent (100%).

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(c)           The reference to seventy-five percent (75%) appearing in Section 6.2 of the Deed of Trust is hereby amended to be sixty percent (60%).

3.             Continuing Validity.  The Deed of Trust, as amended herein, continues to be in full force and effect.  Nothing herein contained shall affect or impair the validity or priority of the lien and security interests granted by the Deed of Trust.  This Amendment shall not constitute a novation or have the effect of discharging any liability or obligation evidenced by the Deed of Trust or the other Loan Documents.

4.             Severability.  The invalidity, illegality or unenforceability of any provision of this Amendment shall not affect or impair the validity, legality or enforceability of the remainder of this Amendment, and to this end, the provisions of this Amendment are declared to be severable.

5.             Counterparts.  To facilitate execution, this Amendment may be executed in as many counterparts by original or facsimile transmission as may be convenient or required.  It shall not be necessary that the signature and acknowledgment of, or on behalf of, each party, or that the signature and acknowledgment of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single instrument.  It shall not be necessary in making proof of this Amendment to produce or account for more than a single counterpart containing the respective signatures and acknowledgment of, or on behalf of, each of the parties hereto.

[SIGNATURE PAGES FOLLOWS]

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IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed by their duly authorized officers, to be effective as of the date first above written.

BORROWER:

BEHRINGER HARVARD MOUNTAIN VILLAGE, LLC, a Colorado limited liability company

By:
Name:
Title:

STATE OF	§

COUNTY OF	§

On this            day of                                2008, before me, the undersigned Notary Public in and for the State of                         , personally appeared                                        to me personally known who being by me duly sworn did say that he is the                                           of Behringer Harvard Mountain Village, LLC, a Colorado limited liability company, executing the foregoing instrument, that the instrument was signed on behalf of Behringer Harvard Mountain Village, LLC by authority, and said                                      acknowledged the execution of the instrument to be the voluntary act and deed of Behringer Harvard Mountain Village, LLC.

Witness my hand and official seal.

Notary Public

My commission expires:

Borrower’s Signature Page

LENDER:

CREDIT UNION LIQUIDITY SERVICES, LLC, a Texas limited liability company (formerly known as Texans Commercial Capital)

By:
Name: Bill Henderson
Title: Treasurer of the Board of Managers

STATE OF TEXAS	§
§
COUNTY OF	§

On this            day of                                2008, before me, the undersigned Notary Public in and for the State of                         , personally appeared Bill Henderson to me personally known who being by me duly sworn did say that he is the Treasurer of the Board of Managers of Credit Union Liquidity Services, LLC, a Texas limited liability company, executing the foregoing instrument, that the instrument was signed on behalf of the limited liability company by authority of the limited liability company; and said Bill Henderson acknowledged the execution of the instrument to be the voluntary act and deed of the limited liability company.

Witness my hand and official seal.

Notary Public

My commission expires:

Lender’s Signature Page

EXHIBIT A

The Property